UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

EVOME MEDICAL TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

49 Natcon Dr
 Shirley, New York, United States 11967
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 1, 2024, Evome Medical Technologies Inc., a British Columbia corporation (the "Company"), its wholly-owned subsidiary Simbex Acquisition I Corporation, a Delaware corporation ("Seller"), and EB Sports Corp., a Delaware corporation (the "Purchaser"), entered into a membership interest purchase agreement (the "Purchase Agreement"), pursuant to which the Purchaser agreed to purchase from the Seller all of the issued and outstanding membership interests owned by the Seller in Simbex LLC, a Delaware limited liability company (the "Membership Interests") for a purchase price of $3,550,000, subject to certain adjustments for working capital, indebtedness, and transaction expenses.  In the Purchase Agreement, the Company, the Seller and the Purchaser made customary representations and warranties, and agreed to certain customary covenants and indemnifications provisions.  The transactions contemplated by the Purchase Agreement were consummated on April 1, 2024.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 2, 2021, the Company issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act except as shall be expressly set forth by specific reference in that filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Membership Interest Purchase Agreement, dated April 1, 2024, among Evome Medical Technologies Inc., Simbex Acquisition I Corporation, and EB Sports Corp.

99.1	Press Release of Evome Medical Technologies Inc. dated April 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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* The schedules and exhibits to the Membership Interest Purchase Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVOME MEDICAL TECHNOLOGIES INC.

Date: April 2, 2024	By: /s/ Michael Seckler
Name: Michael Seckler
Title: Chief Executive Officer